Exhibit 99.1

Wire Spool 01.bmpLender Presentation June 2012

 logo  Disclaimer   This presentation does not constitute an offer to make any investment or a solicitation of offers to make any investment. Any offers to make an  investment or solicitation of offers to make an investment will be made only pursuant to definitive agreements and other documents that may be  subsequently provided to you, and you are advised to read any such agreements and documents carefully and in their entirety when they become  available because they will contain important information relating to any investment opportunity. You are not entitled to rely upon any advice or  opinions contained in this presentation with respect to the tax, financial and/or legal structuring of the transactions described herein. Accordingly, in  evaluating the investment, you should obtain and rely upon the advice of your own independent tax, financial and legal advisors.      In addition, although certain of the information described herein (including, without limitation, information related to Royal Lankhorst (together with its  affiliates, “Lankhorst”)) has been obtained from sources which we believe to be reliable, we do not make any representation or warranty as to its  accuracy, and such information may be incomplete or condensed. Accordingly, the attached materials should not be relied on by any person.      Some statements and information set forth in this communication contain forward-looking statements that are subject to change, including, without  limitation, future estimates or projections for WireCo and Lankhorst. These forward-looking statements are subject to risks and uncertainties that  could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Neither WireCo  nor any of its affiliates have any responsibility to update any of the information provided in this presentation. For a brief statement of the factors that  could cause these statements to differ materially, see Item 7.01 of the Form 8-K filed by WireCo on June 13, 2012.      It is understood and acknowledged that any person’s access to, and use of, any of the attached materials constitutes their overall acceptance of the  following: (1) none of WireCo nor any other party involved in the preparation of the attached materials makes any representation, warranty or claim  that the materials and information contained therein is current or accurate; (2) by virtue of access to these materials, no one shall be entitled to claim  detrimental reliance on any information provided or expressed; (3) no person should rely on statements or representations made within these  materials nor should any person rely on the statements or representations made by any other source based on these materials; and (4) neither  WireCo nor any other party involved in the preparation of the attached materials shall have any duty or liability to any person in connection with the  attached materials.     2

Reported EBITDA and Acquisition EBITDA as used in the attached presentation are consistent with our definitions of Adjusted EBITDA and Acquisition Adjusted EBITDA, respectively, as presented in our annual reports filed on Form 10-K and our quarterly reports filed on Form 10-Q.

 logo  3   Attendees   Name   Position   Ira Glazer   CEO and President   Eric V. Bruder   COO and Executive VP   Keith McKinnish   CFO and Senior VP   Brian Block   VP of Strategic Analysis     eric_bruder_lg.jpgBrian Block Photo.JPG

 logo  3   Attendees   Name   Position   Ira Glazer   CEO and President   Eric V. Bruder   COO and Executive VP   Keith McKinnish   CFO and Senior VP   Brian Block   VP of Strategic Analysis     eric_bruder_lg.jpgBrian Block Photo.JPG

logoTransaction Overview wireco_wg_process_pos

Executive Summary

- Affiliates of WireCo WorldGroup Inc. ("WireCo" or the "Company") have signed a definitive agreement to acquire Koninklijke (Royal) Lankhorst Euronete Group B.V. ("Lankhorst")
  - Total purchase price of $231.2 million (including debt assumed, but excluding fees and expenses) or approximately 8.3x (pre-synergies) LTM Adj. EBITDA of $27.9 million as of March 31, 2012[1]
- To fund the acquisition the Company will be refinancing its existing Senior Secured Credit Facilities and plans to issue new Senior Notes resulting in a financing comprised of the following:
  - $135.0 million Senior Secured Revolving Credit Facility
  - $325.0 million Senior Secured Term Loan
  - $82.5 million in privately placed Senior Unsecured Notes
- The financing transaction will bolster the Company's liquidity position and extend its maturity profile while the acquisition will enable the combined Company to be positioned as one of the largest manufacturers of steel and synthetic lifting products in the world
- Pro forma for the acquisition, the Company will have total and net leverage of 5.4x and 5.1x, respectively, based on PF Adj. EBITDA of $164.3 million[2] as of the twelve month period ending March 31, 2012

[1] Transaction values assume a €186.5mm purchase price and FX rate of 1.24x Euro / USD.
[2] Includes cost synergies of $8.5 million. See Appendix for reconciliation to net income.

6

WireCo WorldGroup

 logo7   Sources and Uses and Pro Forma Capitalization   Sources & Uses Sources & Uses   Pro Forma Capitalization Pro Forma Capitalization   ($ in millions)   1Includes a 1.25% LIBOR Floor.  Note: Total debt is defined as face amount of total indebtedness plus capital leases. In addition, net debt is total indebtedness less cash and equivalents.    SheetName:PF Cap Table;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo Cap Table 05.xlsx;SheetName:PF Cap Table;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo Cap Table 05.xlsx;

 logo8   Summary Terms: Credit Facility   Borrower   WireCo WorldGroup, Inc. (the “Company”)   Ranking   Senior Secured   Amount   .Revolver: $135.0 million  .Term Loan: $325.0 million    Maturity   .Revolver: February 15, 2017  .Term Loan: February 15, 2017    Amortization   .Revolver: None  .Term Loan: 1% per annum    Coupon   .Revolver: L + TBD bps, no floor  .Term Loan: L + TBD bps, 1.25% floor    Unused Fee   .Revolver: 50 bps  .Term Loan: N/A    Call / Repayment Premium   101 soft call for 1st year   Mandatory Repayments   .Standard and customary for facilities of this type including debt and asset sales  .50% ECF sweep with step downs to 25% and 0% based on leverage    Maintenance Covenant   .Net Total Leverage1  .Interest Coverage        ¹ Maximum cash netting amount TBD.

 logo8   Summary Terms: Credit Facility   Borrower   WireCo WorldGroup, Inc. (the “Company”)   Ranking   Senior Secured   Amount   .Revolver: $135.0 million  .Term Loan: $325.0 million    Maturity   .Revolver: February 15, 2017  .Term Loan: February 15, 2017    Amortization   .Revolver: None  .Term Loan: 1% per annum    Coupon   .Revolver: L + TBD bps, no floor  .Term Loan: L + TBD bps, 1.25% floor    Unused Fee   .Revolver: 50 bps  .Term Loan: N/A    Call / Repayment Premium   101 soft call for 1st year   Mandatory Repayments   .Standard and customary for facilities of this type including debt and asset sales  .50% ECF sweep with step downs to 25% and 0% based on leverage    Maintenance Covenant   .Net Total Leverage1  .Interest Coverage        ¹ Maximum cash netting amount TBD.

 logo  10  WireCo WorldGroup Structure   Denotes Guarantor   Denotes Non-Guarantor   WireCo WorldGroup Inc.   (Cayman) 1   WRCA (Luxembourg)   Holdings S.a.r.l. 2   China JV   WRCA US Holdings, Inc.   Mexican  Subsidiaries  Domestic Subsidiaries   WireCo WorldGroup Inc.   .Revolver  .Term Loan  .Senior Notes    Note: There will be exceptions to the guarantor status of certain European and Lankhorst subsidiaries.   1 This entity is 99.3% owned by Paine & Partners Fund III and 0.7% owned by the Company management and directors.   2 WRCA (Luxembourg) Holdings S.a.r.l. is a co-borrower under the credit facilities.   EBITDA by Guarantors EBITDA by Guarantors   European Subsidiaries   Lankhorst Subsidiaries   SheetName:EBITDA by Guarantors;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Lender Presentation\Excel Back Up\EBITDA by Guarantors.xlsx;

logoExecutive Summary wireco_wg_process_pos

 logoSheetName:Revenue by Geo_Wire;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo RAP Charts_v10.xlsx;WireCo Overview  .Headquartered in the United States, with 14 manufacturing operations in 6 countries and over 3,300 employees  .“Mission-critical” products where performance, quality and safety are key buying decision  .~87% of sales serving replacement market; products are consumable with 6 – 24 month useful life  .Proprietary technology and manufacturing expertise supported by staff of over 55 engineers and metallurgists  .Leading market position and premium brands serving diverse end markets including O&G, crane and mining  .3/31/12 LTM revenue and Adj. EBITDA of $669 and $128 million, respectively¹      12   Revenue by End Market Revenue by End Market Revenue by Geography Revenue by Geography   Revenue by Product Revenue by Product  WireCo is a leading global manufacturer of wire rope, synthetic rope, electromechanical (“EM”) cable  and specialty wire   Note: As of FYE 2011 and pro forma for Drumet, excluding China JV sales. “Rest of Europe” consists of all European countries except Spain, Portugal, Greece,  Italy, Norway, Sweden, Finland, Iceland, Denmark, Netherlands, Germany, U.K. and Belgium.  WireCo is a global leader in all value added segments of the lifting products market WireCo is a global leader in all value added segments of the lifting products market SheetName:Revenue by products;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Highly Diversified Business Mix Standalone_03.xlsx;SheetName:Revenue by products (2);Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Highly Diversified Business Mix Standalone_03.xlsx;SheetName:Revenue by Geo_Wire;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo RAP Charts_v10.xlsx;C:\Users\sdix\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\SKAVV9HC\CorpLogo.jpg

 logoSheetName:Sales by End Market;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\Lankhorst Charts 04.xlsx;SheetName:Sales by Product Langk;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo RAP Charts_v10.xlsx;SheetName:L_Contract Sales Geo1;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Committee\2011 Sales Breakdown v4.xlsx;Lankhorst Overview  .Headquartered in the Netherlands, with 11 manufacturing operations in 7 countries and over 1,300 employees  .Products consist of manufactured specialty ropes and fibers, engineered plastic moldings and yachting accessories  .Leading market position and premium brand in synthetics, offshore, fishing and marine end markets  .3/31/12 LTM revenue and Adj. EBITDA of $245 and $28 million, respectively¹  .Approximately $150 million in contractual backlog related to offshore projects; driving strong sales growth in 2012      13   Revenue by End Market Revenue by End Market   Revenue by Geography Revenue by Geography   Revenue by Product Revenue by Product  Lankhorst is a leading global provider of value-added synthetic products primarily serving the  offshore, oil & gas, fishing, marine, structures, industrial and agricultural markets   c:\Documents and Settings\lundnic\Desktop\lankhorst.jpgNote: “Rest of Europe” consists of all European countries except Spain, Portugal, Greece, Italy, Norway, Sweden, Finland, Iceland, Denmark, Netherlands,  Germany, U.K. and Belgium. Sales mix represents 2011 sales plus sales under contract.   1 LTM sales and EBITDA assume average FX rate of 1.36x Euro / USD which implies LTM sales and EBITDA of €180.1mm and €20.5mm, respectively.      ~70% of EBITDA from fishing, marine and offshore which are driven by the global economy and insulated from European economic conditions  ~70% of EBITDA from fishing, marine and offshore which are driven by the global economy and  insulated from European economic conditions

WireCo + Lankhorst = Large Diversified Stable Earnings

Acquisition Strategic Rationale
1 Creates a global leader of value added lifting products, both in steel and synthetic
2 Further diversification by end markets, geographies, products and manufacturing base
3 Complementary strengths; creates leading market position in offshore, marine, fishing
4 Brings critical global mass
5 Improves overall growth profile with penetration in emerging markets and growing end markets
6 Market leading technology, proprietary products and sophisticated R&D team
7 Experienced, high quality, low cost manufacturing base, including Brazil
8 Maximizes conversion of operating profit to cash flow
9 Cost saving opportunities

Lankhorst increases WireCo's earnings growth, stability and free cash flow generation

14

WireCo WorldGroup

 logoPro Forma WireCo Revenue  15   Highly diverse $916 million in sales, $164 million EBITDA and 85% replacement market Highly diverse $916 million in sales, $164 million EBITDA and 85% replacement market   Revenue by End Market Revenue by End Market   Revenue by Brand Revenue by Brand  Note: As of FYE 2011 and pro forma for Drumet and Lankhorst, excluding China JV sales. Sales mix for Lankhorst represents 2011 sales plus sales under  contract. “Rest of Europe” consists of all European countries except Spain, Portugal, Greece, Italy, Norway, Sweden, Finland, Iceland, Denmark, Netherlands,  Germany, U.K. and Belgium.      WireCo WireCo   Pro Forma Pro Forma  Camesa20% Casar13% Phillystran2% Union18% MacWhyte3% Oliveira7% Drumet11% Lankhorst18% Euronete8%SheetName:Wireco;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Highly Diversified Business Mix Standalone_04.xlsx;Wire25% Crane23%Oilfield18% General  Purpose18% Mining  Products8% Fishing4% Marine2% Structures2% Offshore1% Wire18% Crane17% Oilfield13% General  Purpose18% Mining  Products6% Fishing11% Marine6% Structures5% Offshore7%

 logoPro Forma WireCo Revenue  16   Highly diverse $916 million in sales, $164 million EBITDA and 85% replacement market Highly diverse $916 million in sales, $164 million EBITDA and 85% replacement market   Revenue by Product Revenue by Product Revenue by Geography Revenue by Geography  WireCo WireCo   Pro Forma Pro Forma   Wire  Rope62% Specialty  Wire26% EM Cable6% Synthetic Rope6%SheetName:Revenue by Geo_Wire;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo RAP Charts_v10.xlsx;SheetName:Sales by Product;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo RAP Charts_v10.xlsx;SheetName:Revenue by Geo_Pro;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo RAP Charts_v10.xlsx;Note: As of FYE 2011 and pro forma for Drumet and Lankhorst, excluding China JV sales. Sales mix for Lankhorst represents 2011 sales plus sales under  contract. “Rest of Europe” consists of all European countries except Spain, Portugal, Greece, Italy, Norway, Sweden, Finland, Iceland, Denmark, Netherlands,  Germany, U.K. and Belgium.

logoCompany Overview wireco_wg_process_pos

 logoLeading Global Producer with Broad Product Offering  Wire Rope   46% of Sales   EM Cable   5% of Sales   Special type of  highly engineered  wire rope that has  strength  characteristics and  electrical signal  conducting  capabilities  Large diameter,  highly engineered  rope used in mining,  oil and gas, and  infrastructure end  markets  Array of engineered  specialty wire  products used in  general industrial  end markets   Specialty Wire   17% of Sales   wiresHighly engineered,  made-to-order  synthetic ropes and  technical products  that have strength  characteristics of  steel but weigh  significantly less   Synthetic Products  24% of Sales wireline_logohttp://phillystrand.com/Resource_/Website/335/logo.gif18   union_logoC:\Users\bblock\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\2PBP0187\UnionInternational_Color.jpgcamesa_logohttp://www.google.com/url?source=imglanding&ct=img&q=http://www.lankhorst.co.uk/hst/l18a10n/lankhorst.nsf/0/6F67F52FCC65F245C12577CF003ADEF8/$FILE/Logo%20Euronete%20site.jpg&sa=X&ei=ja62T7aGEIOY8gSD7JTBCg&ved=0CAkQ8wc&usg=AFQjCNHtrRKlSk3KBW9m3AJBYjDZaG6DLwEngineered  Products   8% of Sales   Highly engineered  plastic molding from  recycled materials  used in a variety of  industrial, structural  and oil and gas  applications Description: TriVIV Suppression SystemDescription: Top plastic products for offshore industrycasar_logocamesa_logohttp://www.google.com/url?source=imglanding&ct=img&q=http://www.lankhorst.co.uk/hst/l18a10n/lankhorst.nsf/0/6F67F52FCC65F245C12577CF003ADEF8/$FILE/Logo%20Euronete%20site.jpg&sa=X&ei=ja62T7aGEIOY8gSD7JTBCg&ved=0CAkQ8wc&usg=AFQjCNHtrRKlSk3KBW9m3AJBYjDZaG6DLwcamesa_logoC:\Users\bblock\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\2PBP0187\UnionInternational_Color.jpghttp://www.google.com/url?source=imglanding&ct=img&q=http://www.lankhorst.co.uk/hst/l18a10n/lankhorst.nsf/0/6F67F52FCC65F245C12577CF003ADEF8/$FILE/Logo%20Euronete%20site.jpg&sa=X&ei=ja62T7aGEIOY8gSD7JTBCg&ved=0CAkQ8wc&usg=AFQjCNHtrRKlSk3KBW9m3AJBYjDZaG6DLwNote: As of FYE 2011 and pro forma for Drumet and Lankhorst, excluding China JV sales. Sales mix for Lankhorst represents 2011 sales plus sales under contract.

Lankhorst + WireCo: Synthetic + Steel Products

Synthetic products are primarily used in offshore and maritime applications, but the market is expanding to other technical applications where high strength and low weight are critical

Product Overview

- Fiber ropes offer attractive physical characteristics vs. steel
  - Equal strength / greater flexibility / lighter weight
  - Weight of steel prevents use beyond 2,000m in depth; Fiber ropes practical up to ~10,000m
  - High demand as offshore well depth continues to increase
- Common uses include mooring lines, offshore hook-ups to O&G offloading systems, submerging subsea equipment, towing seismic equipment, vessels, fishing equipment



Low
Weight
High
Low
Strength
High
HMPE
Polyester
Nylon
Aramid,
Kevlar
Fiber Ropes feature low weight and high strength
Steel

Rope Material Comparison



Wire and chains practically stops at ~2 000m
STEEL WIRE
fiber ROPE
120 kg per meter
10 kg per meter
3 500m 420T (in air)
3 000m 35T (in air)
3 500m 370T (in water)
3 000m 0T (in water)
4 000m impossible
~ 10 000m is possible
fiber rope has vast more depth capabilities
~4 000m (and more)

- As depth increases, the weight of steel wire increases, while installation capacity decreases
- Solutions using fiber rope can reach great depths (unlimited) with virtually no increase in weight
- High end synthetics are more expensive than steel ropes due to greater performance capability

19

WireCo WorldGroup

 logoPremium Brands Across All Market Segments  .Focus on complementary brands addressing each tier in the marketplace  .WireCo provides same standards of quality support and service for all brands and all tiers  .Talented research and development team continues to produce innovative products to meet customers' needs  –Advanced metallurgical knowledge  –74 product engineers & metallurgists  –State-of-the-art full-line manufacturing facilities and production expertise  –Over 6,000 highly engineered rope designs      20  Tier 1 Brands (65% of sales):   High end applications and performance   Tier 3 Brands (10% of sales):   High performance value priced   Tier 2 Brands (25% of sales):   Well established brands for critical  applications    casar_logocamesa_logounion_logohttp://phillystrand.com/Resource_/Website/335/logo.gif C:\Users\bblock\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\2PBP0187\UnionInternational_Color.jpgwireline_logocamesa_logoWire and Synthetic Rope  EM Cable and Specialty Wire  Wire Rope and Wire  Specialty Wire   Wire Rope   c:\Documents and Settings\lundnic\Desktop\lankhorst.jpg

 logo21   Global Manufacturing Footprint   Manufacturing facilities   USA.wmfNorth America Asia Europe  United States (7) Mexico.wmfMexico (2) Germany.wmfGermany (2)   Portugal.wmfPortugal (6)   China.wmfChina (1)  (Joint Venture)   Poland (1) c:\Documents and Settings\lundnic\Desktop\poland-flag.gifMexico  Poland  Global Manufacturing Capacity  Global Capacity:  408,000 Tons  Global Capacity:   330,000 Tons   Mexico   China   Poland  India (1)  (Joint Venture)  France (1)  Netherlands (2)  Greece (1)  (Joint Venture)  South America   Brazil (1)   netherlands.bmpbrazil.giffrance.gifgreece.pngindia.gifGlobal Asset Base (3/31/12)   Rope and Engineered Products Wire  76,000  ($ in millions) SheetName:Rope and Eng prod;Type:GsPicture;FilePath:\\Ibnjs002vf\tightrope2012\Rating Agency Presentation\RAP Excel back-up\Manufacturing Pie Charts 01.xlsx;SheetName:Wire Capacity;Type:GsPicture;FilePath:\\Ibnjs002vf\tightrope2012\Rating Agency Presentation\RAP Excel back-up\Manufacturing Pie Charts 01.xlsx;Note: Manufacturing capacity as of FYE 2011.  WireCoLankhorstTotalA/R$121$63$184Inventory$192$58$250PP&E$250$67$317Total$563$188$751

 logo22   Global Sales and Distribution Network   25 manufacturing facilities, 22 distribution centers,18 sales offices and 175+ person sales force globally servicing 122 different countries around the world  25 manufacturing facilities, 22 distribution centers,18 sales offices and 175+ person sales  force globally servicing 122 different countries around the world   Untitled.wmfUntitled.wmf

logoCredit Strengths wireco_wg_process_pos

logoCredit Strengths wireco_wg_process_pos

 logo25  1. Global Leader in Lifting Products   .Target markets for WireCo in excess of ~$12 billion  .WireCo maintains leading global market share in  core technical end markets and applications  –Lankhorst bolsters presence in offshore, fishing  and marine end markets    .Few competitors have the breadth of product  offering or geographic coverage  .WireCo focused on segments where quality,  service, and engineering support is key buying  decision  –74 engineering, metallurgist and R&D  professionals critical to market position    .Primarily serving replacement market; consumable  products with 6 – 24 month useful life  .Long term global trends in key end markets provide  sustained underlying growth    25   Core End Market Applications Core End Market Applications  0 XXX 0000 0:00 1/1  Market  Estimated Market  Position(1) Competitors  Oil & Gas  #1  . Bridon  . Kiswire  . Usha Martin  Offshore  #1  . Bridon  . Bexco  . CSL/Lupatech  . Samson  Cranes  #1 / #2  . Diepa  . Verope  . Bridon  . Teufelberger  Mining  #1  . Haggie Rand  . One Steel  . Severstal  . WRI  Marine  #1  . Samson  . DSR  . Dong Yang  Fishing  #1  . Bridon  . Gareware  . Tufrope  . DSR  Structures  NM  . Tysca  . Usha Martin  . Fatzer  . Radaelli  (1) Management estimates.

 logoRevenue by Geography Revenue by Geography    2. Highly Diversified Business Mix  Revenue by Product Revenue by Product Revenue by End Market Revenue by End Market  Revenue by Brand Revenue by Brand  1 2   3 4   All Other 80%  26 SheetName:Sales by End Market;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo RAP Charts_v4.xlsx;SheetName:Sales by Brand;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo RAP Charts_v6.xlsx;SheetName:Sales by Product;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo RAP Charts_v6.xlsx;SheetName:Revenue by Geo_Pro;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo RAP Charts_v10.xlsx;Note: As of FYE 2011 and pro forma for Drumet and Lankhorst, excluding China JV sales. Sales mix for Lankhorst represents 2011 sales plus sales under  contract. “Rest of Europe” consists of all European countries except Spain, Portugal, Greece, Italy, Norway, Sweden, Finland, Iceland, Denmark, Netherlands,  Germany, U.K. and Belgium.

3. Long-Term Customer Relationships

- Loyal, consistent customer base, demonstrating the long-term stability of the business
  - 20 of the largest customers (representing approximately ~28% of sales) have been customers on average approximately 20 years
- Volumes from largest customers have grown or remained stable

Selected Customers

ALCOA
NATIONAL OILWELL VARCO
SIEMENS
CATERPILLAR
Raytheon
ArcelorMittal
FASTENAL
HALLIBURTON
LAFARGE
JOHN DEERE
L-3 communications
Schlumberger
CONDUMEX INCORPORATED
BOMBARDIER
GOODRICH
Nexans
NORTHROP GRUMMAN
PRYSMIAN CABLES & SYSTEMS
valmont
Mosaic
Manitowoc
OSHKOSH
Otis A United Technologies Company
WESCO
BR PETROBRAS
PFEIFER

2011 WireCo Sales by Customer



Top 10 Customers
~20%
No one customer is greater than 5% of sales

Today: ~6,000 Customers
2006: ~2,000 Customers

27

WireCo WorldGroup

4. Mission-Critical Products with Recurring Revenue

	Oil and Gas	Crane and Industrial Applications	Mining
Products	Drill lines Sand lines Tubing lines Riser tensioners Buoy pendant lines Anchor lines Electromechanical cable	Hoist lines Auxiliary hoists Boom hoists Trolley lines Boom pendants	Drag lines Dragline hoists Shovel hoists Crowd and retract ropes Boom pendants Shaft ropes Balance ropes
Example	**Drill Lines**	**Hoist Ropes**	**Shovel Hoists**
Primary Application	Oil and Gas Exploration	Cranes	Coal and Copper Mining
Cost	~$20K	~$1K – $250K	~$20K
Estimated Replacement Cycle	**6-12 months**	**1-4 years**	**2-4 months**
Estimated % Replacement	**~95% of business**	**~70%-80% of business**	**~95% of business**

Due to Mission Critical Nature, Customers Choose Product Based on Quality, Service and Engineering Support. Rigorous Operating Conditions Require Frequent Replacement, Generating a Steady Stream of Recurring Revenue.








28

WireCo WorldGroup

 logo5. Consistent Margins Despite Volatile Raw Material Prices   .Strong EBITDA margins maintained throughout volatile cost environment  –“Mission critical” product status leads to relative price insensitivity among customers as the Company’s quality,  service, and engineering support are key differentiating factors against competitors  –Margins are stabilized during volatile commodity markets by the use of surcharges  –Surcharges are added to steel rope products at the time of sale to reflect current commodity prices    .In 2011, raw materials costs comprised 48% of sales, with steel rod, fiber and plastics accounting for the single  largest amount of purchases    29   Indexed Steel Price Indexed Steel Price   Reported EBITDA & EBITDA Margin Reported EBITDA & EBITDA Margin   SheetName:Chart1;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Financials\Steel price history spreadsheet 8Jan2011 v2.xlsx;Source: Purchasing Magazine, SBB.   SheetName:ebitda;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Lender Presentation\Excel Back Up\EBITDA Margin_V1.xlsx;

 logo$ 26   $(28)   $ 53   $ 51  $ 26   2008  2009  2010  2011  PF LTM  3/31/12    6. Highly Flexible, Low Cost Manufacturing Base Generates Strong FCF   $8   $8   $8   $12   $14  $21    $7    $10    $12    $38    $29    $15   $18  $24   $52   2008  2009  2010  2011  PF LTM  3/31/12  $0$5$10$15$20$25$30PFGrowth CapexMaintenance CapexChange in Working Capital2 Change in Working Capital2   Historical Capital Expenditures Historical Capital Expenditures   .Highly flexible cost structure which generates strong free  cash flow through all economic cycles  .87% of WireCo’s costs are variable or semi-variable  –Support EBITDA margins in a downturn    .Significant manufacturing capacity in low cost regions  .Low maintenance capital requirements and efficient use of  working capital  –FY 2011 maintenance capex of $14mm, with run-rate  capex of $38mm for the combined Company  –FY 2011 inventory, A/R and A/P turnover of 127 days,  53 days and 40 days, respectively      30   Free Cash Flow1 Free Cash Flow1   1Free Cash Flow defined as EBITDA less increases in working capital and capital expenditures.  2Change in Working Capital is accounts receivable plus inventory less accounts payable    ($ in millions)   Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo RAP Financial Charts 04.xlsx;SheetName:Free Cash Flow;

 logoAcquisition Date   2005   2007   2007   2009   2010   2011   2012   Purchase Price   $111m   $21m   $87m   $15m   $81m   $100m   $231m     31   7. Track Record of Successful Tuck-in Acquisitions   Key Acquisitions Key Acquisitions  2005   2006   2007   2008   2009   2010   2011   Aceros Camesa:  Electromechanical  cable and low-cost  facilities in Mexico  Wireline Works:  Additional EM  cable products   CASAR: High performance  wire rope for crane and  mining markets; added  European manufacturing   Phillystran:  Leading  manufacturer of  synthetic ropes   Oliveira: Steel and  synthetic rope  manufacturer; expanded  European footprint   Drumet: Low cost  manufacturing and  vertical integration  within Europe   WireCo has created significant earnings growth, additional cash flow and efficient de-leveraging through successful integration of tuck-in acquisitions  WireCo has created significant earnings growth, additional cash flow and efficient de-leveraging  through successful integration of tuck-in acquisitions   .   . .   Geographical diversification   .   .   .   .   .   . End-Market diversification   .   .   .   http://www.google.com/url?source=imglanding&ct=img&q=http://www.lankhorst.co.uk/hst/l18a10n/lankhorst.nsf/0/6F67F52FCC65F245C12577CF003ADEF8/$FILE/Logo%20Euronete%20site.jpg&sa=X&ei=ja62T7aGEIOY8gSD7JTBCg&ved=0CAkQ8wc&usg=AFQjCNHtrRKlSk3KBW9m3AJBYjDZaG6DLw.   .   .   . Product diversification   .   .   ($ in millions)   Average Multiple Paid: 6.8x EBITDA   Average Multiple after Synergies: 4.2x EBITDA

8. Experienced and Proven Management Team

Name	Age	Industry Experience	Title
Management			
Ira Glazer	61	11	President – Chief Executive Officer
Eric V. Bruder	48	20	Executive Vice President – Chief Operations Officer
J. Keith McKinnish	55	6	Senior Vice President – Chief Financial Officer
Jose Gramaxo	52	34	Senior Vice President – Global Synthetics
Wolfgang Oswald	46	11	Senior Vice President – Eastern Hemisphere Sales
Miguel Gomez	44	10	Senior Vice President – Western Hemisphere Sales
David T. Hornaday	60	35	Senior Vice President – Chief Administrative Officer
Phil Crouse	47	23	Senior Vice President – Western Hemisphere Operations
Joaquin Barrios	52	29	Senior Vice President – Global Supply Chain
Dennis Fetter	62	40	Senior Vice President – Chief Technical Officer
Mark B. Henshaw	51	28	Senior Vice President – Global Quality

- Management holds ~20% ownership interest in the Company on a fully diluted basis and compensation is tied directly to WireCo's financial performance
- Management has successfully integrated 7 strategic acquisitions since 2005
- Management team has driven significant EBITDA margin improvement

32

WireCo WorldGroup

logoFinancial Overview wireco_wg_process_pos

 logo2007A2008A2009A2010A2011A PF LTM3/31/12$372  $537  $383  $448  $605  $669  $78  $89  $71  $138  $65  $245  $ 450  $ 626  $ 454  $ 586  $ 670  $ 914  Reported RevenueAcquisition Revenue WireCo Organic and Acquisition Growth   WireCo Net Sales   WireCo EBITDA  34    10.5% CAGR from 2007A to 2011A    11.5% CAGR from 2007A to 2011A   WireCo has generated revenue and EBITDA growth in excess of the overall market by executing on a well defined growth strategy and successfully integrating strategic acquisitions  WireCo has generated revenue and EBITDA growth in excess of the overall market by executing  on a well defined growth strategy and successfully integrating strategic acquisitions   2007A2008A2009A2010A2011A PF LTM3/31/12$72  $103  $78  $94  $123 $128  $12  $19  $15  $18  $6  $28  $ 84  $ 122  $ 93  $ 112  $ 130  $ 164  Reported EBITDAAcquisition EBITDASynergies ($ in millions)   Note: WireCo acquisition adjusted revenue and EBITDA represents the pro forma effect from acquisitions over the five year period.   $9

 logoActual Revenue Pro Forma Revenue   Pro Forma EBITDA Actual EBITDA  Q1 Financial Overview  35  ($ in millions)  Note: Pro Forma Revenue and Pro Forma EBITDA as of March 31, 2011 are adjusted to reflect the acquisition of Drumet (acquired in July 2011) as if it occurred at the  beginning of the period.   $ 138.7  $ 166.5   $ 62.8 $ 66.2  2011  2012  WireCo  Lankhorst  $ 167.4 $ 166.5  $ 62.8 $ 66.2   2011  2012  WireCo  Lankhorst  SheetName:PF EBITDA (2);Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Financials\Summary Financials for Bank Book 10.xlsx;SheetName:Actual EBITDA;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Financials\Summary Financials for Bank Book 10.xlsx;

 logo36   Historical Financial Snapshot   Revenue Revenue Adj. EBITDA1 Adj. EBITDA1   Free Cash Flow2 Free Cash Flow2   Capex Capex   Note: WireCo acquisition adjusted revenue and EBITDA as of December 31, 2011 are adjusted to reflect pro forma effects of the Drumet acquisition (acquired in July  2011) as if it was acquired at the beginning of the relevant twelve month period. Pro forma revenues and EBITDA as of March 31, 2012 are adjusted to reflect pro  forma effects of the acquisition of Lankhorst as if it was acquired at the beginning of the relevant twelve month period.   ¹ Includes projected Lankhorst synergies of $8.5 million.   ² Free Cash Flow defined as EBITDA less capital expenditures and increases in working capital. Working capital defined as accounts receivable plus inventory less  accounts payable   .Lankhorst maintenance capex is $2-$4 million    ($ in millions)   SheetName:Revenue;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo RAP Financial Charts 01.xlsx;SheetName:Adj. EBITDA;Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo RAP Financial Charts 02.xlsx;$52   Type:GsPicture;FilePath:\\IBNJS002VF\TIGHTROPE2012\Rating Agency Presentation\RAP Excel back-up\WireCo RAP Financial Charts 04.xlsx;SheetName:Capex;

Historical Financials

($ in millions)

Summary Financials	2007	2008	2009	2010	2011	PF LTM 3/31/12
Revenues	$ 450	$ 626	$ 454	$ 586	$ 670	$ 914
% growth	-	*39 %*	*(27)%*	*29 %*	*14 %*	-
Acquisition EBITDA[1]	$ 84	$ 122	$ 93	$ 112	$ 130	$ 164
% margin	*19 %*	*19 %*	*20 %*	*19 %*	*19 %*	*18 %*
% growth	-	*45 %*	*(24)%*	*21 %*	*16 %*	-
Selected Cash Flow Items						
Reported EBITDA[2]	$ 72	$ 103	$ 78	$ 94	$ 123	$ 164
Change in Net Working Capital[3]	-	(26)	28	(53)	(51)	(26)
Total Capital Expenditures	(20)	(29)	(15)	(18)	(24)	(52)
Total Unlevered Free Cash Flow[4]	$ 52	$ 48	$ 91	$ 23	$ 48	$ 86

Note: WireCo acquisition adjusted revenue and EBITDA as of December 31, 2011 are adjusted to reflect pro forma effects of the Drumet acquisition (acquired in July 2011) as if Drumet was acquired at the beginning of the relevant twelve month period. Pro forma revenues and EBITDA as of March 31, 2012 are adjusted to reflect pro forma effects of the acquisition of Lankhorst as if Lankhorst was acquired at the beginning of the relevant twelve month period.

1 PF LTM includes projected Lankhorst synergies of $8.5 million.

2 Reported EBITDA excluding impact of acquisitions.

3 Change in Working Capital is accounts receivable plus inventory less accounts payable

4 Total Unlevered Free Cash Flow defined as EBITDA less increases in working capital and capital expenditures.

37

WireCo WorldGroup

logoClosing Summary wireco_wg_process_pos

 logo  WireCo: Diverse, Global Leader in Lifting Products   39   Highly diverse $916 million in sales, $164 million EBITDA and 85% replacement market Highly diverse $916 million in sales, $164 million EBITDA and 85% replacement market  .WireCo is a leading global producer of value added lifting products, both in steel and synthetic  .Lankhorst is a highly complementary acquisition; core strengths are in attractive markets where WireCo has  limited presence (synthetic products serving offshore, marine and fishing)  .“Mission-critical” consumable products where performance, quality and safety are key buying decision  .Diverse sales by end market, geography, product and brand coupled with an extensive global manufacturing,  distribution and sales footprint  .Track record of successfully integrating and enhancing seven acquisitions through sales and margin growth  leading to increased returns and deleveraging  .Strong international organization across all disciplines    39   Revenue by End Market Revenue by End Market Revenue by Geography Revenue by Geography   Revenue by Product Revenue by Product   Note: As of FYE 2011 and pro forma for Drumet and Lankhorst, excluding China JV sales. Sales mix for Lankhorst represents 2011 sales plus sales under  contract. “Rest of Europe” consists of all European countries except Spain, Portugal, Greece, Italy, Norway, Sweden, Finland, Iceland, Denmark, Netherlands,  Germany, U.K. and Belgium.

logoQ&A wireco_wg_process_pos

logoAppendix wireco_wg_process_pos

 logo  42   EBITDA Reconciliation             ($ in millions)  1 Non-cash loss incurred due to write-off of unamortized debt issuance costs in connection with term loan refinancing.  2 Unrealized foreign currency exchange (gains) losses associated with the revaluation of intercompany loans.  3 Consists primarily of purchase accounting adjustments associated with prior year acquisitions and restructuring costs.  4 Third party fees paid in connection with term loan refinancing.  5 Consists of management fee, bank fee and board payments, foreign currency exchange (gains) losses and other expenses.  6 Includes headcount reductions, factory rationalizations and internal rope sourcing.  SheetName:EBITDA Rec;Type:GsPicture;FilePath:\\Ibnjs002vf\tightrope2012\Model\Updated Leverage Calc\Copy of WireCo Current Leverage Calc_v11_LP.xlsx;

	Successor					Predecessor

	Years ended December 31,				327 days ended December 31,	38 days ended February 7,
	2011	2010	2009	2008	2007	2007
	(dollars in thousands)
Net income (loss)	$(50,707)	$(6,565)	$4,086	$11,682	$(17,401)	$(11,623)
Plus:
Income tax expense (benefit)	5,016	(13,170)	(4,435)	1,899	203	(7,048)
Depreciation and amortization	39,224	34,247	31,543	33,404	31,543	1,636
Interest expense, net	51,063	33,720	24,718	33,358	30,677	2,748
Loss on extinguishment of long-term debt	5,654	6,520	—	—	—	—
Other expense, net	523	1,073	1,249	1,418	5,432	14,599
Loss on investment in China joint venture	33,015	16,726	3,703	1,539	544	17
Foreign currency exchange losses (gains)	12,445	3,050	(3,268)	11,305	(4,522)	—
Share-based compensation	3,841	3,161	3,034	2,904	2,863	2,891
Management fee and board payments (a)	2,931	2,830	4,357	3,143	1,803	—
Bank fees (b)	1,289	1,171	472	530	565	—
Acquisition costs	6,114	5,287	996	(346)	3,290	—
Purchase accounting (inventory step-up) (c)	1,875	1,364	—	—	9,481	—
Restructuring costs (d)	9,389	2,669	3,720	1,255	2,801	—
Other adjustments (e)	1,547	261	1,810	1,118	1,661	162
Production curtailment (f)	—	—	3,532	—	—	—
Pro forma savings from restructuring (g)	—	1,281	2,628	—	—	—
Adjusted EBITDA	123,219	93,625	78,145	103,209	68,940	3,382
Phillystran pro forma EBITDA(h)	—	—	2,955	3,389	2,371	—
Oliveira pro forma EBITDA (i)	—	11,397	11,465	15,194	9,251	—
Drumet pro forma EBITDA (j)	6,388	6,685	NM	NM	NM	—
Acquisition Adjusted EBITDA	$129,607	$111,707	$92,565	$121,792	$80,562	$3,382

	Three months ended
	March 31,
	2012	2011
	(dollars in thousands)

Net income	$8,710	$4,163
Plus:
Interest expense, net	11,570	10,952
Income tax expense	4,949	2,519
Depreciation and amortization	10,035	9,523
Loss on investment in and advances to the China JV	440	3,077
Foreign currency exchange gains, net	(8,063)	(6,593)
Share-based compensation	269	972
Other expense, net	10	295
Acquisition costs	219	950
Purchase accounting (inventory step-up)	—	1,289
Bank fees	482	244
Management fee and board payments	851	733
Restructuring costs (a)	851	931
Other adjustments	318	261
Adjusted EBITDA	30,641	29,316
Drumet pro forma EBITDA (b)	—	3,025
Acquisition Adjusted EBITDA	$30,641	$32,341